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                                                                    Exhibit 99.2

                            SECTION 906 CERTIFICATION



I Michael J. Wallace, the Chief Financial Officer of Intrepid Capital Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1. The Annual Report on Form 10-KSB of the Company for the period ended December 31, 2002 (the "Periodic Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 28, 2003


                                            /s/ Michael J. Wallace
                                 ---------------------------------------------
                                 Michael J. Wallace, Chief Financial Officer



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